EXHIBIT 32.2

CERTIFICATION OF STEPHEN A. FELDMAN, CHIEF FINANCIAL OFFICER

CERTIFICATION UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of dELiA*s, Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended May 3, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Stephen A. Feldman
Stephen A. Feldman
Chief Financial Officer
Date: June 5, 2008